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              ASSET TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT

                 This Asset Transfer, Assignment and Assumption Agreement (the "Assignment") is made and entered into as of this 23rd day of December, 1993, by and between MERISEL, INC., a Delaware corporation ("Assignor"), and MERISEL EUROPE, INC., a Delaware corporation ("Assignee"), with reference to the following recitals of fact:

                                R E C I T A L S
                                ---------------

          Assignor desires by this Assignment to transfer and assign all of its right, title and interest in and to those certain assets set forth on Exhibit A
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attached hereto (the "Assets"), and Assignee desires to accept the assignment of the Assets and hereby assumes and agrees to pay, perform, comply with and discharge the debts, liabilities and obligations of the Assignor set forth on Exhibit A attached hereto (the "Liabilities") arising on or prior to the date
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hereof or hereafter, subject to the terms of this Assignment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

                              A G R E E M E N T:
                              -----------------

          1.    Effective Date. As used in this Assignment the term "Effective
                --------------
Date" shall mean December 31, 1993.

          2.    Assignment. As of the Effective Date, Assignor hereby grants,
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assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Assets.

          3.    Assignee's Assumption. As of the Effective Date, Assignee hereby
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accepts the grant, assignment, transfer and conveyance of the Assets as provided in Section 2 hereof and assumes and agrees to pay, perform, comply with and discharge all of the Liabilities.

          4.    Further Assurances. Each party to this Assignment shall use all
                ------------------
reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws to consummate the assignment of the Assets and the assumption of the Liabilities set forth herein. Assignor and Assignee shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated hereby.
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          5.     Binding Effect. This Assignment shall be binding upon and inure
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to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, or assigns.

          6.     Governing Law. This Assignment shall be governed by the laws of
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the State of California.

          IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first written above.


ASSIGNOR:                                 ASSIGNEE:

MERISEL, INC.                             MERISEL EUROPE, INC.
a Delaware corporation                    a Delaware corporation


By: /s/ Timothy N. Jenson                 By: /s/ James L. Brill
    -----------------------                   ----------------------
    Name: Timothy N. Jenson                  Name: James L. Brill
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    Its: Vice President & Treasurer          Its: Senior Vice President, Finance
         --------------------------               ------------------------------
                                                  Chief Financial Officer
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                EXHIBIT A - ASSETS AND LIABILITIES TRANSFERRED
                  FROM MERISEL, INC. TO MERISEL EUROPE, INC.
                  ------------------------------------------

          1.      Capital stock of and investment in the following subsidiaries:

          Merisel (UK) Limited              United Kingdom
          Merisel E.U.R.L.                  France
          Merisel GmbH                      Germany
          Merisel Ges.m.b.H.                Austria
          Merisel C.A.T.                    Switzerland
          MIFINCO, INC.                     Delaware

          2.      Goodwill associated with Merisel GmbH.

          3. Advances and other inter-company borrowings due from the subsidiaries listed in paragraph 1 above.

          4. Accrued expenses related to European operations. (As used herein, "European operations" means the operations associated with the European subsidiaries listed in paragraph 1, including operations conducted by Thomas Reeves and Kevin Evans related thereto).

          5. The right to use the trademarks, trade names, service marks, and related goodwill, and other similar proprietary rights of Merisel, Inc.

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